EXHIBIT 99.1
                                 ------------

                            Computational Materials



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MORGAN STANLEY                                               November 18, 2005
Securitized Products Group         Morgan Stanley

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                            Computational Materials



                                 $128,400,000
                                 (Approximate)

                      Morgan Stanley Mortgage Loan Trust
                                Series 2005-10
                                 Class 1-A-1


                      Mortgage Pass-Through Certificates









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This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

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


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MORGAN STANLEY                                               November 18, 2005
Securitized Products Group         Morgan Stanley

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                           $128,400,000(Approximate)
              Morgan Stanley Mortgage Loan Trust Series 2005-10
                                 Class 1-A-1

                         Morgan Stanley Capital I Inc.
                                   Depositor


                    Wells Fargo Bank, National Association
                                Master Servicer


                            Transaction Highlights
                            ----------------------

-----------------------------------------------------------------------------------------------------------------------
Offered                                             Expected       Avg Life to Call/
Classes          Description       Balance(3)       Ratings        Mty(1)(2)             Payment Window Call/Mty(1)(2)
=======================================================================================================================
   1-A-1          Floater(4)      [$128,400,000]    AAA/Aaa            2.27 / 2.27       12/05 - 04/11 / 12/05 - 04/11
-----------------------------------------------------------------------------------------------------------------------
   1-A-2    Inverse Floater / IO  [$128,400,000]                  Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
   1-A-3             NAS          [$29,600,000]                   Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
   1-A-4            Senior        [$20,000,000]                   Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
   1-A-X        Interest Only                                     Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
   1-A-P        Principal Only                                    Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
    B-1          Subordinate                                      Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
    B-2          Subordinate                                      Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
    B-3          Subordinate                                      Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
    B-4          Subordinate                                      Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
    B-5          Subordinate                                      Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------
    B-6          Subordinate                                      Not Offered Hereby
-----------------------------------------------------------------------------------------------------------------------

Notes:   (1) Certificates are priced to a 1% Optional Termination.
------   (2) Based on 100% PPC as described herein.
         (3) Bond sizes subject to a variance of plus or minus 5%.
         (4) The Class 1-A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus 70 basis points, and (ii) 5.75%. On each Distribution Date, on which LIBOR exceeds 5.05%, in addition to the interest distribution amount, the Class 1-A-1 Certificates will be entitled to receive the Yield Supplement Amount, as described herein.



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This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                                               November 18, 2005
Securitized Products Group         Morgan Stanley

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
Depositor:                    Morgan Stanley Capital I Inc.

Master Servicer:              Wells Fargo Bank, National Association

Issuer:                       Morgan Stanley Mortgage Loan Trust 2005-10

Offered Certificates:         The Class 1-A-1 Certificates (the "Certificates").

Trustee:                      Deutsche Bank National Trust Company

Cut-off Date:                 November 1, 2005

Closing Date:                 November 30, 2005

Legal Structure               REMIC

Optional Termination:         1% Cleanup Call

Distribution Date:            25th of each month, or the next business day, commencing December 27, 2005

Accrual Period:               The interest accrual period (the "Accrual Period") with respect to the Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution
                              Date occurs.

ERISA:                        The Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Code, subject to certain conditions.  Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

Other Certificates:           It is anticipated that other classes of certificates will be issued by the issuer, including six classes of subordinated certificates and [possibly] other classes of senior certificates related to the same mortgage loan group (together with the
                              Certificates, the "Senior Certificates".

Rating Agencies:              The Certificates will be rated by two of the three major Rating Agencies:
                              Moody's, Standard & Poor's, or Fitch, with the expected ratings as set forth on the prior page.

Prepayment Assumption:        100% PPC representing 8% to 20% CPR over 12 months.
                              Senior / subordinate, shifting interest structure.  The subordinate certificates represent

Credit Enhancement:           interest in the mortgage loans in all the loan groups.

Group 1 Mortgage Loans:       The Trust will consist of multiple groups of mortgage loans to be offered as securities at various times in the future. The Certificates represent interest in the "Group 1 Mortgage Loans." As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans is expected to be approximately $192,300,623, subject to a 5%
                              variance.

Cross-Collateralization:      In certain circumstances relating to a loan group experiencing disproportionately high realized losses, principal and interest collected from the mortgage loans from one or more of the groups may be used to pay principal or interest, or both, to certificates unrelated to that loan group.


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                                               November 18, 2005
Securitized Products Group         Morgan Stanley

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
Corridor Contract:            The Certificates will have the benefit of an interest rate corridor contract. With respect to each applicable Distribution Date, the amount payable by the corridor contract counterparty will equal the product of (i) the excess (if any) of one month LIBOR over 5.05% (subject to a ceiling of 8.80%), (ii) the corridor contract notional balance for such Distribution Date, (iii) 100 and (iv) one-twelfth ("Yield
                              Supplement Amount").

                              On each Distribution Date, the Corridor Contract will be available only to pay current basis risk shortfall incurred in such interest accrual period.


Senior Principal              The principal payments to the Senior Certificates, to the of available funds from the Group
Distribution:                 1 Mortgage Loans, will made sequentially in the following order of priority:

                                         1.    95% of such amount, to the Class 1-A-3 Certificates, an amount up to the NAS
                                               Principal Distribution Amount, until the Class Principal Balance is reduced to zero.
                                         2.    Sequentially, to the Class 1-A-1 and 1-A-4 Certificates, in that order, until the
                                               Class Principal Balances are reduced to zero.
                                         3.    To the Class 1-A-3 Certificates, without regard to the NAS Principal
                                               Distribution Amount, until the Class Principal Balance is reduced to zero.

NAS Principal Distribution    The sum of the NAS Scheduled Amount plus the NAS Prepayment Amount.
Amount:

NAS Scheduled Amount:         The product of (x) the NAS Percent (y) the senior scheduled principal distribution amount and
                              (z) the NAS Shift Percent.

NAS Prepayment Amount:        The product of (x) the NAS Percent (y) the senior prepayment principal distribution amount and
                              (z) the NAS Priority Percent.

NAS Percent:                  The percentage equivalent of a fraction, the numerator of which is the sum of (x) the Class 1-A-3
                              Certificate Balance and (y) $9,100,000 and the denominator of which is the balance of the Senior
                              Certificates.

NAS Shift Percent:            For any Distribution Date occurring during the first five years, beginning on the first
                              Distribution Date, 0%.  Thereafter the NAS Shift Percent will equal 100%.

NAS Priority Percent:         For any Distribution Date occurring during the first five years, beginning on the first Distribution
                              Date, 0%.  Thereafter, the NAS Priority Percent for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows:  for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any
                              Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                                               November 18, 2005
Securitized Products Group         Morgan Stanley

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
                                 Preliminary Interest Rate Cap Schedule
                                      (Subject to final collateral)

---------------------------------------------------------------------------------------------------------------------------------
Period       Class 1-A-1 Interest Rate                             Period       Class 1-A -1 Interest Rate
            Corridor Notional Balance ($)   Strike%    Ceiling%                Corridor Notional Balance ($)  Strike%    Ceiling%
        1        1,284,000.00                5.05%      8.80%             53          214,476.60                5.05%      8.80%
        2        1,267,545.85                5.05%      8.80%             54          200,907.86                5.05%      8.80%
        3        1,249,568.32                5.05%      8.80%             55          187,570.39                5.05%      8.80%
        4        1,230,096.79                5.05%      8.80%             56          174,460.34                5.05%      8.80%
        5        1,209,164.64                5.05%      8.80%             57          161,573.88                5.05%      8.80%
        6        1,186,809.15                5.05%      8.80%             58          148,907.29                5.05%      8.80%
        7        1,163,071.38                5.05%      8.80%             59          136,452.16                5.05%      8.80%
        8        1,137,996.11                5.05%      8.80%             60          124,209.75                5.05%      8.80%
        9        1,111,631.73                5.05%      8.80%             61          112,176.49                5.05%      8.80%
       10        1,084,030.03                5.05%      8.80%             62          103,164.72                5.05%      8.80%
       11        1,055,744.23                5.05%      8.80%             63           94,341.71                5.05%      8.80%
       12        1,027,926.56                5.05%      8.80%             64           85,704.14                5.05%      8.80%
       13        1,000,578.15                5.05%      8.80%             65           77,248.77                5.05%      8.80%
       14          973,691.18                5.05%      8.80%             66           68,972.38                5.05%      8.80%
       15          947,257.96                5.05%      8.80%             67           60,871.82                5.05%      8.80%
       16          921,270.90                5.05%      8.80%             68           52,944.00                5.05%      8.80%
       17          895,722.58                5.05%      8.80%             69           45,185.88                5.05%      8.80%
       18          870,605.67                5.05%      8.80%             70           37,594.47                5.05%      8.80%
       19          845,912.97                5.05%      8.80%             71           30,166.81                5.05%      8.80%
       20          821,637.40                5.05%      8.80%             72           22,900.03                5.05%      8.80%
       21          797,772.00                5.05%      8.80%             73           15,791.29                5.05%      8.80%
       22          774,309.93                5.05%      8.80%             74            9,578.03                5.05%      8.80%
       23          751,244.46                5.05%      8.80%             75            3,506.62                5.05%      8.80%
                                                                      76 and
       24          728,568.96                5.05%      8.80%     thereafter                 0.00               0.00%      0.00%
       25          706,276.92                5.05%      8.80%
       26          684,361.95                5.05%      8.80%
       27          662,817.74                5.05%      8.80%
       28          641,638.11                5.05%      8.80%
       29          620,816.97                5.05%      8.80%
       30          600,348.33                5.05%      8.80%
       31          580,226.31                5.05%      8.80%
       32          560,445.11                5.05%      8.80%
       33          540,999.05                5.05%      8.80%
       34          521,882.52                5.05%      8.80%
       35          503,090.02                5.05%      8.80%
       36          484,616.14                5.05%      8.80%
       37          466,455.55                5.05%      8.80%
       38          448,603.02                5.05%      8.80%
       39          431,053.40                5.05%      8.80%
       40          413,801.62                5.05%      8.80%
       41          396,842.71                5.05%      8.80%
       42          380,171.78                5.05%      8.80%
       43          363,784.00                5.05%      8.80%
       44          347,674.66                5.05%      8.80%
       45          331,839.08                5.05%      8.80%
       46          316,272.69                5.05%      8.80%
       47          300,971.00                5.05%      8.80%
       48          285,929.58                5.05%      8.80%
       49          271,144.06                5.05%      8.80%
       50          256,610.18                5.05%      8.80%
       51          242,323.73                5.05%      8.80%
       52          228,280.56                5.05%      8.80%


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                                               November 18, 2005
Securitized Products Group         Morgan Stanley

------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research
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or equity research department or others in the firm.

This material has been prepared for information purposes only and is not a
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In the UK, this communication is directed in the UK to those persons who are
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consent of Morgan Stanley.



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(C) 2005 Morgan Stanley
------------------------------------------------------------------------------

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Mortgage Rates (%)               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.501 - 6.000                      229      126,569,215.74      65.82      5.871       727     67.14
6.001 - 6.500                      110       63,968,930.39      33.27      6.259       720     68.88
6.501 - 7.000                        2        1,762,476.37       0.92      6.716       725     62.30
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725     67.68
------------------------------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 6.875%
Weighted Average: 6.008%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Net Coupon (%)                   Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.001 - 5.500                       89       49,458,009.89      25.72      5.750       742     67.40
5.501 - 6.000                      222      123,333,983.80      64.14      6.042       719     68.30
6.001 - 6.500                       29       18,864,170.69       9.81      6.431       716     64.71
6.501 - 7.000                        1          644,458.12       0.34      6.875       686     56.09
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725     67.68
------------------------------------------------------------------------------------------------------
Minimum: 5.500%
Maximum: 6.625%
Weighted Average:  5.758%
------------------------------------------------------------------------------------------------------



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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or
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Nov 14, 2005 15:34                                                  Page 1 of 7

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Current Mortgage Loan         Mortgage          Collateral    Balance     Coupon   Average    Subject
Principal Balance ($)            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00             54       20,907,876.61      10.87      5.957       726     68.35
400,000.01 - 500,000.00            127       57,385,245.82      29.84      5.974       726     69.57
500,000.01 - 600,000.00             65       35,744,248.04      18.59      6.036       726     69.95
600,000.01 - 700,000.00             36       23,198,409.24      12.06      6.074       720     67.68
700,000.01 - 800,000.00             18       13,621,299.92       7.08      5.966       727     61.78
800,000.01 - 900,000.00              8        6,791,781.84       3.53      6.065       733     70.25
900,000.01 - 1,000,000.00           26       25,335,986.80      13.18      5.962       717     63.63
1,000,000.01 - 1,500,000 00          6        7,317,024.23       3.80      6.211       721     63.05
1,500,000.01 >=                      1        1,998,750.00       1.04      6.125       772     65.00
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725     67.68
------------------------------------------------------------------------------------------------------
Minimum: 359,298.41
Maximum: 1,998,750.00
Average: 563,931.44
Total: 192,300,622.50
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
FICO                          Mortgage          Collateral    Balance     Coupon   Average    Subject
Score                            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
601 - 625                            1          399,162.78       0.21      5.750       623      62.50
626 - 650                           10        5,733,336.85       2.98      6.038       640      61.47
651 - 675                           35       17,459,267.23       9.08      6.028       665      68.80
676 - 700                           69       42,575,187.13      22.14      6.104       688      66.85
701 - 725                           66       36,755,794.44      19.11      5.984       715      68.08
726 - 750                           54       30,629,256.59      15.93      5.974       738      69.77
751 - 775                           52       29,797,224.21      15.50      5.983       764      67.99
776 - 800                           43       23,293,981.53      12.11      5.960       788      66.24
801 - 825                           11        5,657,411.74       2.94      5.867       806      67.36
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 623
Maximum: 817
Non-Zero Weighted Average: 725
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:34                                                  Page 2 of 7

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Document Level                   Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Limited                            213      121,761,404.94      63.32      6.033       726      69.13
Full/Alt                            68       35,965,371.56      18.70      5.917       716      71.14
No Documentation                    44       25,128,487.95      13.07      5.995       731      56.82
No Ratio                            15        8,982,329.27       4.67      6.074       728      63.85
Stated Documentation                 1          463,028.78       0.24      5.750       748      80.00
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Original                      Mortgage          Collateral    Balance     Coupon   Average    Subject
Loan-to-Value Ratio (%)          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
<= 30.00                             1          379,311.08       0.20      6.500       797      20.00
30.01 - 35.00                        2          984,000.00       0.51      6.011       677      32.15
35.01 - 40.00                        6        3,500,382.99       1.82      5.868       744      37.29
40.01 - 45.00                        7        4,190,256.02       2.18      5.910       729      42.82
45.01 - 50.00                        4        2,575,795.70       1.34      6.111       720      47.10
50.01 - 55.00                       11        6,893,934.89       3.58      6.008       726      53.01
55.01 - 60.00                       39       24,057,827.12      12.51      5.997       720      58.03
60.01 - 65.00                       73       44,825,339.01      23.31      5.998       722      63.76
65.01 - 70.00                       43       25,295,393.46      13.15      6.082       728      68.65
70.01 - 75.00                       47       25,401,547.85      13.21      5.995       724      73.66
75.01 - 80.00                      107       53,648,881.56      27.90      6.002       727      79.54
85.01 - 90.00                        1          547,952.82       0.28      5.750       731      90.00
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------
Minimum: 20.00%
Maximum: 90.00%
Weighted Average by Current Balance:  67.68%
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:34                                                  Page 3 of 7

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Coverage on Loans with              of                  of    Current    Average  Weighted   Original
Original Loan-to-Value        Mortgage          Collateral    Balance     Coupon   Average    Subject
Ratios above 80%                 Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Y                                    1          547,952.82     100.00      5.750       731      90.00
------------------------------------------------------------------------------------------------------
Total:                               1          547,952.82     100.00      5.750       731      90.00
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Geographic                          of                  of    Current    Average  Weighted   Original
Distribution                  Mortgage          Collateral    Balance     Coupon   Average    Subject
by Balance                       Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
California                         209      118,204,637.64      61.47      5.975       727      66.56
Arizona                             21       11,029,244.74       5.74      6.025       723      71.60
New York                            19       10,422,864.15       5.42      6.219       716      67.50
Florida                             14        8,894,279.15       4.63      6.069       727      66.77
Maryland                             9        4,901,105.35       2.55      5.951       736      70.71
Virginia                             7        4,836,858.76       2.52      5.921       714      65.73
Nevada                               8        4,527,382.14       2.35      6.160       712      70.43
New Jersey                           6        4,262,947.17       2.22      6.157       707      67.08
Washington                           7        3,397,431.22       1.77      5.883       752      67.09
Texas                                5        2,400,994.26       1.25      6.074       712      72.44
Other                               36       19,422,877.92      10.10      6.037       719      71.47
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------
Number of States Represented: 29
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Purpose                          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Refinance - Cashout                191      110,002,933.59      57.20      6.028       720      65.93
Purchase                            90       49,448,890.09      25.71      5.994       737      71.95
Refinance - Rate Term               60       32,848,798.82      17.08      5.960       722      67.08
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:34                                                  Page 4 of 7

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Property Type                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Single Family Residence            227      124,331,828.51      64.65      6.003       721      67.69
Planned Unit Development            73       43,046,774.63      22.39      5.981       733      67.47
Condominium                         24       13,348,093.85       6.94      6.011       728      72.77
2 Family                             9        4,561,117.34       2.37      6.223       727      64.81
4 Family                             4        3,517,070.02       1.83      6.169       710      54.92
3 Family                             4        3,495,738.15       1.82      6.035       739      66.93
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Occupancy                        Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Primary                            316      176,941,651.74      92.01      5.999       726      68.48
Investment                          20       11,973,232.41       6.23      6.120       710      57.98
Second Home                          5        3,385,738.35       1.76      6.082       719      59.83
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Remaining Term                Mortgage          Collateral    Balance     Coupon   Average    Subject
to Stated Maturity               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
238 - 240                            2        1,061,703.98       0.55      6.027       669      68.25
349 - 351                            3        1,510,984.11       0.79      6.026       678      68.32
352 - 354                           17        8,622,653.06       4.48      5.982       706      66.63
355 - 357                           66       37,300,770.76      19.40      5.999       723      70.57
358 - 360                          253      143,804,510.59      74.78      6.011       727      66.98
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------
Minimum: 239
Maximum: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:34                                                  Page 5 of 7

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Product Type                     Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Fixed 20                             2        1,061,703.98       0.55      6.027       669      68.25
Fixed 30                           205      113,489,116.77      59.02      6.005       724      66.97
Fixed 30 - IO 10 Yrs               133       76,749,801.75      39.91      6.006       726      68.84
Fixed 30 - IO 5 Yrs                  1        1,000,000.00       0.52      6.375       788      57.97
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Interest Only                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                  207      114,550,820.75      59.57      6.005       724      66.98
Y                                  134       77,749,801.75      40.43      6.011       726      68.70
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Flag          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                  173       95,171,293.37      49.49      6.058       724      68.63
Y                                  168       97,129,329.13      50.51      5.958       726      66.74
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:34                                                  Page 6 of 7

                                                                MORGAN STANLEY
                                                                   341 records
MSM 2005-10; Group 1                                      Balance: 192,300,623
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Term          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
0                                  173       95,171,293.37      49.49      6.058       724      68.63
6                                   10        5,599,291.20       2.91      5.977       735      55.69
12                                   8        3,911,266.83       2.03      5.867       740      78.00
24                                   1          437,482.38       0.23      5.750       726      80.00
36                                  81       45,319,445.89      23.57      6.001       716      66.82
60                                  68       41,861,842.83      21.77      5.920       733      66.94
------------------------------------------------------------------------------------------------------
Total:                             341      192,300,622.50     100.00      6.008       725      67.68
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:34                                                 Page 7 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Mortgage Rates (%)               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.501 - 6.000                       9         5,345,010.29      59.51      5.924       738      63.17
6.001 - 6.500                       6         3,637,318.98      40.49      6.295       714      64.85
------------------------------------------------------------------------------------------------------
Total:                             15         8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 6.500%
Weighted Average: 6.074%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Net Coupon (%)                   Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.001 - 5.500                        1          382,198.34       4.26      5.750       805      69.64
5.501 - 6.000                       12        6,845,873.45      76.21      6.006       733      63.75
6.001 - 6.500                        2        1,754,257.48      19.53      6.410       693      62.95
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Minimum: 5.500%
Maximum: 6.250%
Weighted Average: 5.824%
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 1 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Current Mortgage Loan         Mortgage          Collateral    Balance     Coupon   Average    Subject
Principal Balance ($)            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00              4        1,522,654.57      16.95      5.969       756      65.81
400,000.01 - 500,000.00              3        1,425,234.64      15.87      6.254       734      62.08
500,000.01 - 600,000.00              3        1,604,349.69      17.86      6.046       731      62.80
600,000.01 - 700,000.00              2        1,311,414.12      14.60      5.940       707      64.82
900,000.01 - 1,000,000.00            2        1,853,530.42      20.64      5.936       741      63.02
1,000,000.01 - 1,500,000 00          1        1,265,145.83      14.08      6.375       691      65.00
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Minimum: 373,750.00
Maximum: 1,265,145.83
Average: 598,821.95
Total: 8,982,329.27
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
FICO                          Mortgage          Collateral    Balance     Coupon   Average    Subject
Score                            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
651 - 675                            2          887,493.20       9.88      6.108       661      65.11
676 - 700                            4        2,886,082.36      32.13      6.269       693      63.72
701 - 725                            2        1,532,212.23      17.06      5.949       716      64.71
751 - 775                            4        2,433,593.14      27.09      5.962       763      61.87
776 - 800                            1          373,750.00       4.16      6.000       795      65.00
801 - 825                            2          869,198.34       9.68      5.960       810      66.52
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 651
Maximum: 814
Non-Zero Weighted Average: 728
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 2 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Documentation Level              Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
No Ratio                            15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Original                      Mortgage          Collateral    Balance     Coupon   Average    Subject
Loan-to-Value Ratio (%)          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
50.01 - 55.00                        1          384,213.03       4.28      5.875       772      54.23
55.01 - 60.00                        2          994,111.65      11.07      6.246       683      57.85
60.01 - 65.00                       10        6,839,313.05      76.14      6.068       733      64.34
65.01 - 70.00                        1          382,198.34       4.26      5.750       805      69.64
70.01 - 75.00                        1          382,493.20       4.26      6.250       651      74.42
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Minimum: 54.23%
Maximum: 74.42%
Weighted Average by Current Balance:  63.85%
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 3 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Combined                            of                  of    Current    Average  Weighted   Original
Original                      Mortgage          Collateral    Balance     Coupon   Average    Subject
Loan-to-Value Ratio (%)          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
54.23                                1          384,213.03       4.28      5.875       772      54.23
57.65                                1          489,111.65       5.45      6.500       697      57.65
58.05                                1          505,000.00       5.62      6.000       669      58.05
61.35                                1          950,030.42      10.58      5.875       764      61.35
64.08                                1          487,000.00       5.42      6.125       814      64.08
64.62                                1          628,712.23       7.00      5.875       715      64.62
64.75                                1          449,122.99       5.00      6.125       688      64.75
64.77                                1          903,500.00      10.06      6.000       716      64.77
64.97                                1          534,904.38       5.96      5.875       762      64.97
65.00                                4        2,886,043.03      32.13      6.213       719      65.00
69.64                                1          382,198.34       4.26      5.750       805      69.64
74.42                                1          382,493.20       4.26      6.250       651      74.42
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Minimum: 54.23
Maximum: 74.42
Weighted Average by   63.85
Original Balance:
Weighted Average by Current Balance:  63.85
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
Coverage on Loans with Original Loan-to-Value Ratios above 80%
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Geographic                          of                  of    Current    Average  Weighted   Original
Distribution                  Mortgage          Collateral    Balance     Coupon   Average    Subject
by Balance                       Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
California                          12        6,950,477.21      77.38      6.021       737      63.59
Nevada                               1        1,265,145.83      14.08      6.375       691      65.00
Oregon                               1          384,213.03       4.28      5.875       772      54.23
Louisiana                            1          382,493.20       4.26      6.250       651      74.42
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Number of States Represented: 4
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 4 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Purpose                          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Refinance - Cashout                 10        6,388,857.31      71.13      6.123       724      63.63
Refinance - Rate Term                3        1,837,523.62      20.46      5.987       714      63.16
Purchase                             2          755,948.34       8.42      5.874       800      67.35
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Property Type                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Single Family Residence             12        6,980,853.54      77.72      6.083       715      64.08
Planned Unit Development             2        1,051,445.31      11.71      6.192       783      64.57
3 Family                             1          950,030.42      10.58      5.875       764      61.35
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Occupancy                        Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Primary                             11        7,183,344.63      79.97      6.042       724      64.14
Investment                           3        1,425,234.64      15.87      6.254       734      62.08
Second Home                          1          373,750.00       4.16      6.000       795      65.00
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 5 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Remaining Term                Mortgage          Collateral    Balance     Coupon   Average    Subject
to Stated Maturity               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
349 - 351                            2         1,065,195.09     11.86      6.090       682      68.38
358 - 360                           13         7,917,134.18     88.14      6.072       735      63.24
------------------------------------------------------------------------------------------------------
Total:                              15         8,982,329.27    100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Minimum: 351
Maximum: 359
Weighted Average: 357
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Product Type                     Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Fixed 30                            10        6,148,633.96      68.45      6.075       722      63.99
Fixed 30 - IO 10 Yrs                 5        2,833,695.31      31.55      6.071       743      63.53
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Interest Only                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                   10        6,148,633.96      68.45      6.075       722      63.99
Y                                    5        2,833,695.31      31.55      6.071       743      63.53
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 6 of 7

                                                                MORGAN STANLEY
                                                                    15 records
MSM 2005-10; Group 1; No Ratio                              Balance: 8,982,329
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Flag          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                    5        2,500,950.39      27.84      6.154       721      65.71
Y                                   10        6,481,378.88      72.16      6.043       731      63.13
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Term          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
0                                    5        2,500,950.39      27.84      6.154       721      65.71
36                                   6        4,250,005.89      47.32      6.052       741      63.05
60                                   4        2,231,372.99      24.84      6.025       713      63.28
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Silent Seconds                   Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                   15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------
Total:                              15        8,982,329.27     100.00      6.074       728      63.85
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 17, 2005 17:29                                                 Page 7 of 7

                                                                MORGAN STANLEY
                                                                   108 records
MSM 2005-10; Group 2                                       Balance: 24,112,675
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Mortgage Rates (%)               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.501 - 6.000                       69       16,566,431.80      68.70      5.866       745      59.73
6.001 - 6.500                       34        7,152,000.79      29.66      6.235       721      59.40
6.501 - 7.000                        5          394,242.54       1.64      6.801       704      76.92
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.875%
Weighted Average: 5.991%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Net Coupon (%)                   Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.001 - 5.500                       28        6,176,401.93      25.61      5.743       742      62.57
5.501 - 6.000                       65       15,697,527.91      65.10      6.016       739      57.82
6.001 - 6.500                       12        1,960,895.58       8.13      6.444       715      65.34
6.501 - 7.000                        3          277,849.71       1.15      6.875       700      81.20
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 6.625%
Weighted Average: 5.741%
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:35                                                 Page 1 of 6

                                                                MORGAN STANLEY
                                                                   108 records
MSM 2005-10; Group 2                                       Balance: 24,112,675
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Current Mortgage Loan         Mortgage          Collateral    Balance     Coupon   Average    Subject
Principal Balance ($)            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   10          795,982.99       3.30      6.238       717      62.15
100,000.01 - 200,000.00             40        6,059,490.52      25.13      6.016       728      58.91
200,000.01 - 300,000.00             33        7,931,520.01      32.89      6.009       733      63.54
300,000.01 - 400,000.00             21        7,183,623.52      29.79      5.926       743      56.51
400,000.01 - 500,000.00              1          449,058.09       1.86      5.750       765      60.00
500,000.01 - 600,000.00              3        1,693,000.00       7.02      6.038       766      59.91
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Minimum: 49,776.90
Maximum: 588,000.00
Average: 223,265.51
Total: 24,112,675.13
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
FICO                          Mortgage          Collateral    Balance     Coupon   Average    Subject
Score                            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
626 - 650                            1           90,144.52       0.37      6.000       650      56.45
651 - 675                            9        1,849,017.64       7.67      6.010       663      58.65
676 - 700                           15        2,575,253.53      10.68      6.150       690      62.18
701 - 725                           20        4,551,179.39      18.87      5.998       710      60.83
726 - 750                           25        5,313,866.92      22.04      6.012       740      62.68
751 - 775                           20        5,825,412.00      24.16      5.959       765      57.96
776 - 800                           14        3,016,404.84      12.51      5.883       787      56.77
801 - 825                            4          891,396.29       3.70      5.901       804      58.60
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 650
Maximum: 806
Non-Zero Weighted Average: 737
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:35                                                 Page 2 of 6

                                                                MORGAN STANLEY
                                                                   108 records
MSM 2005-10; Group 2                                       Balance: 24,112,675
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Documentation Level              Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Limited                             47       11,021,915.93      45.71      5.994       739      61.15
Full/Alt                            29        5,484,292.57      22.74      6.022       744      65.54
No Ratio                            18        4,236,957.81      17.57      5.933       733      55.10
No Documentation                    13        3,109,743.87      12.90      5.960       729      51.73
Stated Documentation                 1          259,764.95       1.08      6.500       691      65.00
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Original                      Mortgage          Collateral    Balance     Coupon   Average    Subject
Loan-to-Value Ratio (%)          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
<= 30.00                             2          312,096.29       1.29      5.829       777      27.79
30.01 - 35.00                        3          692,992.10       2.87      6.094       731      33.08
35.01 - 40.00                        9        1,920,863.55       7.97      5.931       746      38.07
40.01 - 45.00                        3          633,398.98       2.63      6.253       707      42.73
45.01 - 50.00                       11        2,806,249.35      11.64      5.977       750      48.47
50.01 - 55.00                        7        1,377,083.08       5.71      5.952       721      52.98
55.01 - 60.00                       13        3,524,222.40      14.62      5.993       743      58.29
60.01 - 65.00                       28        6,681,248.29      27.71      5.938       734      64.03
65.01 - 70.00                        4          897,888.83       3.72      6.003       749      69.41
70.01 - 75.00                       14        3,018,124.84      12.52      5.948       731      74.41
75.01 - 80.00                       11        1,818,267.38       7.54      6.248       726      79.83
85.01 - 90.00                        3          430,240.04       1.78      6.027       753      89.99
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Minimum: 27.06%
Maximum: 90.00%
Weighted Average by Current Balance:  59.91%
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:35                                                 Page 3 of 6

                                                                MORGAN STANLEY
                                                                   108 records
MSM 2005-10; Group 2                                       Balance: 24,112,675
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Coverage on Loans with              of                  of    Current    Average  Weighted   Original
Original Loan-to-Value        Mortgage          Collateral    Balance     Coupon   Average    Subject
Ratios above 80%                 Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Y                                    3          430,240.04     100.00      6.027       753      89.99
------------------------------------------------------------------------------------------------------
Total:                               3          430,240.04     100.00      6.027       753      89.99
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Geographic                          of                  of    Current    Average  Weighted   Original
Distribution                  Mortgage          Collateral    Balance     Coupon   Average    Subject
by Balance                       Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
California                          67       17,681,549.98      73.33      5.978       740      56.15
Arizona                             11        1,800,553.53       7.47      6.009       733      65.69
Florida                              5        1,206,690.87       5.00      5.849       721      75.51
Texas                                4          531,775.93       2.21      6.025       750      84.14
Colorado                             3          391,574.25       1.62      6.294       733      75.27
Alaska                               1          325,084.17       1.35      6.000       739      70.00
Idaho                                3          290,557.24       1.20      6.214       734      73.57
North Carolina                       2          273,347.60       1.13      6.278       737      75.00
Maryland                             1          205,000.00       0.85      6.250       702      52.63
Georgia                              1          191,750.00       0.80      5.750       776      65.00
Other                               10        1,214,791.56       5.04      6.050       716      66.24
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Number of States Represented: 20
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Purpose                          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Refinance - Cashout                 52       11,612,082.63      48.16      6.009       732      56.73
Purchase                            35        6,955,469.52      28.85      5.997       745      66.99
Refinance - Rate Term               21        5,545,122.98      23.00      5.946       739      57.70
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:35                                                 Page 4 of 6

                                                                MORGAN STANLEY
                                                                   108 records
MSM 2005-10; Group 2                                       Balance: 24,112,675
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Property Type                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Single Family Residence             51       10,291,645.79      42.68      6.004       732      58.38
4 Family                            13        4,670,592.83      19.37      5.979       741      60.82
Condominium                         14        3,139,754.83      13.02      5.894       747      57.15
Planned Unit Development            16        2,937,469.35      12.18      6.053       738      62.00
2 Family                             9        1,585,099.72       6.57      5.975       736      65.05
3 Family                             5        1,488,112.61       6.17      6.038       741      63.94
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Occupancy                        Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Investment                         108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Remaining Term                Mortgage          Collateral    Balance     Coupon   Average    Subject
to Stated Maturity               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
238 - 240                            1           66,615.93       0.28      6.625       736      75.00
349 - 351                            1          101,441.81       0.42      5.875       777      61.32
352 - 354                            4          804,708.41       3.34      6.080       670      70.00
355 - 357                           11        1,742,088.80       7.22      6.115       714      57.02
358 - 360                           91       21,397,820.18      88.74      5.976       741      59.72
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------
Minimum: 239
Maximum: 359
Weighted Average: 358
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:35                                                 Page 5 of 6

                                                                MORGAN STANLEY
                                                                   108 records
MSM 2005-10; Group 2                                       Balance: 24,112,675
==============================================================================

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Product Type                     Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Fixed 20                             1           66,615.93       0.28      6.625       736      75.00
Fixed 30                            55       11,259,690.74      46.70      6.015       727      59.08
Fixed 30 - IO 10 Yrs                52       12,786,368.46      53.03      5.966       746      60.57
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Interest Only                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------

N                                   56       11,326,306.67      46.97      6.019       727      59.17
Y                                   52       12,786,368.46      53.03      5.966       746      60.57
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Flag          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                   29        6,521,511.48      27.05      5.980       749      57.69
Y                                   79       17,591,163.65      72.95      5.995       733      60.74
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Term          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
0                                   29        6,521,511.48      27.05      5.980       749      57.69
6                                    7        1,933,750.00       8.02      5.872       734      68.35
36                                  53       10,904,758.49      45.22      6.002       730      60.77
60                                  19        4,752,655.16      19.71      6.029       739      57.57
------------------------------------------------------------------------------------------------------
Total:                             108       24,112,675.13     100.00      5.991       737      59.91
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:35                                                 Page 6 of 6

                                                                MORGAN STANLEY
                                                                   241 records
MSM 2005-10; Group 3                                        Balance: 43,241,834
==============================================================================



------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Mortgage Rates (%)               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.001 - 5.500                        8       1,716,191.50        3.97      5.463       739     80.00
5.501 - 6.000                      124      22,567,843.25       52.19      5.861       743     78.34
6.001 - 6.500                       94      16,261,191.36       37.61      6.297       727     78.76
6.501 - 7.000                       12       2,187,476.96        5.06      6.774       721     81.41
7.001 - 7.500                        3         509,131.14        1.18      7.249       700     81.89
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.375%
Weighted Average: 6.072%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Net Coupon (%)                   Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
5.001 - 5.500                       41        8,185,797.94      18.93      5.653       746     78.59
5.501 - 6.000                      146       24,430,656.05      56.50      6.011       735     78.59
6.001 - 6.500                       47        9,332,600.33      21.58      6.459       730     79.11
6.501 - 7.000                        6        1,200,121.54       2.78      7.047       709     80.80
7.001 - 7.500                        1           92,658.35       0.21      7.375       687     80.00
------------------------------------------------------------------------------------------------------
Total:                             241       43,241,834.21     100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 7.125%
Weighted Average: 5.822%
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:36                                                 Page 1 of 6

                                                                MORGAN STANLEY
                                                                   241 records
MSM 2005-10; Group 3                                        Balance: 43,241,834
==============================================================================


------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Current Mortgage Loan         Mortgage          Collateral    Balance     Coupon   Average    Subject
Principal Balance ($)            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   39        3,052,505.17       7.06      6.205       720     79.30
100,000.01 - 200,000.00            124       17,973,860.91      41.57      6.047       733     78.66
200,000.01 - 300,000.00             51       12,876,404.23      29.78      5.975       744     79.47
300,000.01 - 400,000.00             26        8,690,242.30      20.10      6.186       733     78.14
600,000.01 - 700,000.00              1          648,821.60       1.50      6.500       722     73.45
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Minimum: 45,475.63
Maximum: 648,821.60
Average: 179,426.70
Total: 43,241,834.21
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
FICO                          Mortgage          Collateral    Balance     Coupon   Average    Subject
Score                            Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Below 600                            1          141,872.89       0.33      6.000       474     79.99
601 - 625                            1           79,056.41       0.18      6.500       620     80.00
626 - 650                            2          287,291.89       0.66      6.648       629     77.65
651 - 675                           18        2,610,430.28       6.04      6.125       666     79.95
676 - 700                           35        5,945,047.88      13.75      6.103       689     77.45
701 - 725                           36        7,089,581.10      16.40      6.263       713     78.76
726 - 750                           57        9,993,862.32      23.11      6.063       738     79.74
751 - 775                           53        9,860,680.45      22.80      5.978       762     78.26
776 - 800                           31        5,945,640.68      13.75      5.938       786     78.56
801 - 825                            7        1,288,370.31       2.98      6.010       810     79.67
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 474
Maximum: 814
Non-Zero Weighted Average: 735
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:36                                                 Page 2 of 6

                                                                MORGAN STANLEY
                                                                   241 records
MSM 2005-10; Group 3                                        Balance: 43,241,834
==============================================================================


------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Documentation Level              Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Full/Alt                           159       23,998,210.12      55.50      6.007       735     79.36
Limited                             81       18,943,651.88      43.81      6.155       737     77.99
Stated Documentation                 1          299,972.21       0.69      6.000       689     80.00
------------------------------------------------------------------------------------------------------
Total:                             241       43,241,834.21     100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Original                      Mortgage          Collateral    Balance     Coupon   Average    Subject
Loan-to-Value Ratio (%)          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
30.01 - 35.00                        1         138,715.87        0.32      5.875       696     32.36
35.01 - 40.00                        1         112,918.72        0.26      5.875       776     39.02
40.01 - 45.00                        1         125,000.00        0.29      5.875       766     41.67
55.01 - 60.00                        3         744,763.36        1.72      5.982       717     59.18
60.01 - 65.00                        1         359,600.00        0.83      5.750       723     62.54
65.01 - 70.00                        5         762,711.33        1.76      5.927       761     68.79
70.01 - 75.00                        7       1,879,362.21        4.35      6.291       736     73.14
75.01 - 80.00                      217      38,143,755.42       88.21      6.064       735     79.90
80.01 - 85.00                        1         127,257.41        0.29      6.250       676     85.00
85.01 - 90.00                        3         613,166.26        1.42      6.514       733     89.99
90.01 - 95.00                        1         234,583.63        0.54      5.875       746     92.71
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Minimum: 32.36%
Maximum: 92.71%
Weighted Average by Current Balance: 78.76%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Coverage on Loans with              of                  of    Current    Average  Weighted   Original
Original Loan-to-Value        Mortgage          Collateral    Balance     Coupon   Average    Subject
Ratios above 80%                 Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Y                                    5         975,007.30      100.00      6.326       729     90.00
------------------------------------------------------------------------------------------------------
Total:                               5         975,007.30      100.00      6.326       729     90.00
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:36                                                 Page 3 of 6

                                                                MORGAN STANLEY
                                                                   241 records
MSM 2005-10; Group 3                                        Balance: 43,241,834
==============================================================================


------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
Geographic                          of                  of    Current    Average  Weighted   Original
Distribution                  Mortgage          Collateral    Balance     Coupon   Average    Subject
by Balance                       Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
California                          35      10,486,491.21       24.25      6.103       739     76.95
Washington                          44       7,235,811.72       16.73      5.909       743     78.76
Michigan                            22       2,766,685.54        6.40      6.129       735     79.05
Oregon                              13       2,022,791.44        4.68      6.039       747     78.62
New York                             8       1,977,553.94        4.57      6.157       760     79.22
Texas                               16       1,958,464.87        4.53      6.051       726     79.99
Minnesota                            8       1,507,414.91        3.49      5.953       742     79.48
Colorado                             8       1,470,867.34        3.40      5.933       730     79.89
Arizona                              7       1,393,114.74        3.22      6.022       704     75.24
Florida                              6       1,367,849.89        3.16      6.241       724     85.14
Other                               74      11,054,788.61       25.57      6.148       728     79.55
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Number of States Represented:    33
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Purpose                          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Purchase                           241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Property Type                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Single Family Residence            177      31,763,056.10       73.45      6.051       735     78.62
Planned Unit Development            34       5,992,757.96       13.86      6.104       734     80.61
Condominium                         20       2,851,731.04        6.59      6.120       742     77.05
2 Family                             7       1,598,078.66        3.70      6.136       752     79.73
4 Family                             2         948,793.81        2.19      6.342       712     75.52
Townhouse                            1          87,416.64        0.20      5.750       732     80.00
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:36                                                 Page 4 of 6

                                                                MORGAN STANLEY
                                                                   241 records
MSM 2005-10; Group 3                                        Balance: 43,241,834
==============================================================================


------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Occupancy                        Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Primary                            241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
Remaining Term                Mortgage          Collateral    Balance     Coupon   Average    Subject
to Stated Maturity               Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
352 - 354                            4         822,909.84        1.90      5.946       727     79.95
355 - 357                           30       4,960,263.33       11.47      5.897       746     79.79
358 - 360                          207      37,458,661.04       86.63      6.097       734     78.60
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 359
Weighted Average: 358
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Product Type                     Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
Fixed 30                           143      21,990,149.65       50.85      6.087       734     79.07
Fixed 30 - IO 10 Yrs                98      21,251,684.56       49.15      6.056       736     78.45
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:36                                                 Page 5 of 6

                                                                MORGAN STANLEY
                                                                   241 records
MSM 2005-10; Group 3                                        Balance: 43,241,834
==============================================================================


------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Interest Only                    Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                  143      21,990,149.65       50.85      6.087       734     79.07
Y                                   98      21,251,684.56       49.15      6.056       736     78.45
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Flag          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
N                                  129      21,113,897.86       48.83      6.137       733     78.79
Y                                  112      22,127,936.35       51.17      6.009       737     78.74
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
                                                   Current       % of                        Weighted
                                Number             Balance      Total   Weighted              Average
                                    of                  of    Current    Average  Weighted   Original
                              Mortgage          Collateral    Balance     Coupon   Average    Subject
Prepayment Penalty Term          Loans                 ($)        (%)        (%)      FICO    LTV (%)
------------------------------------------------------------------------------------------------------
0                                  129      21,113,897.86       48.83      6.137       733     78.79
6                                    7       1,727,735.72        4.00      6.135       751     78.23
12                                   2         455,472.79        1.05      6.534       720     75.74
24                                   1          96,937.68        0.22      6.250       760     79.59
36                                  95      18,184,707.30       42.05      5.999       735     79.01
60                                   7       1,663,082.86        3.85      5.837       749     77.12
------------------------------------------------------------------------------------------------------
Total:                             241      43,241,834.21      100.00      6.072       735     78.76
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:36                                                 Page 6 of 6

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Mortgage Rates (%)                         Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                358     85,568,192.50        72.63                    76.54                    23.46
6.001 - 6.500                                135     29,763,429.60        25.26                    12.85                    87.15
6.501 - 7.000                                 10      2,481,999.63         2.11                     0.00                   100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.875%
Weighted Average: 5.973%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                          Weighted
                                                                           Average
                                                Weighted                  Original
                                                 Average       FICO        Subject
Mortgage Rates (%)                            Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
5.501 - 6.000                                      5.867        726          66.17
6.001 - 6.500                                      6.217        711          72.35
6.501 - 7.000                                      6.700        684          70.17
-----------------------------------------------------------------------------------
Total:                                             5.973        721          67.82
-----------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.875%
Weighted Average: 5.973%
-----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Net Coupon (%)                             Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                123     28,884,692.84        24.52                   100.00                     0.00
5.501 - 6.000                                347     82,094,196.12        69.68                    49.26                    50.74
6.001 - 6.500                                 32      6,725,317.44         5.71                     0.00                   100.00
6.501 - 7.000                                  1        109,415.33         0.09                     0.00                   100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 6.625%
Weighted Average: 5.722%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average       FICO        Subject
Net Coupon (%)                                 Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
5.001 - 5.500                                       5.752        729          65.60
5.501 - 6.000                                       6.004        721          68.08
6.001 - 6.500                                       6.529        692          74.00
6.501 - 7.000                                       6.875        678          80.00
-----------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
-----------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 6.625%
Weighted Average: 5.722%
-----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 1 of 7

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
Current Mortgage Loan                   Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Principal Balance ($)                      Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                             22      1,777,706.32         1.51                    33.63                    66.37
100,000.01 - 200,000.00                      170     26,556,848.61        22.54                    56.80                    43.20
200,000.01 - 300,000.00                      181     45,288,336.93        38.44                    58.22                    41.78
300,000.01 - 400,000.00                      127     42,792,468.10        36.32                    61.79                    38.21
400,000.01 - 500,000.00                        2        878,261.77         0.75                    49.99                    50.01
500,000.01 - 600,000.00                        1        520,000.00         0.44                    75.00                    25.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 55,882.79
Maximum: 520,000.00
Average: 234,221.91
Total: 117,813,621.73
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
Current Mortgage Loan                             Average       FICO        Subject
Principal Balance ($)                          Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
0.01 - 100,000.00                                   6.122        718          67.19
100,000.01 - 200,000.00                             5.986        717          69.16
200,000.01 - 300,000.00                             5.975        716          69.53
300,000.01 - 400,000.00                             5.956        730          65.27
400,000.01 - 500,000.00                             6.063        734          66.19
500,000.01 - 600,000.00                             5.875        711          65.00
-----------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
-----------------------------------------------------------------------------------
Minimum: 55,882.79
Maximum: 520,000.00
Average: 234,221.91
Total: 117,813,621.73
-----------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
FICO                                    Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Score                                      Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
601 - 625                                      5      1,001,505.35         0.85                    57.13                    42.87
626 - 650                                     27      6,578,009.79         5.58                    43.98                    56.02
651 - 675                                     54     12,687,786.10        10.77                    48.26                    51.74
676 - 700                                    100     21,879,823.53        18.57                    53.27                    46.73
701 - 725                                     91     21,221,762.54        18.01                    57.40                    42.60
726 - 750                                     85     18,973,452.99        16.10                    65.67                    34.33
751 - 775                                     75     18,980,336.24        16.11                    65.19                    34.81
776 - 800                                     50     12,467,447.58        10.58                    68.60                    31.40
801 - 825                                     16      4,023,497.61         3.42                    62.35                    37.65
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 614
Maximum: 815
Non-Zero Weighted Average: 721
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
FICO                                              Average       FICO        Subject
Score                                          Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
601 - 625                                           6.033        622          72.90
626 - 650                                           6.105        639          67.51
651 - 675                                           6.034        663          68.55
676 - 700                                           5.999        688          70.18
701 - 725                                           5.972        713          70.49
726 - 750                                           5.933        738          65.04
751 - 775                                           5.934        762          67.12
776 - 800                                           5.924        788          64.68
801 - 825                                           5.938        806          63.96
-----------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
-----------------------------------------------------------------------------------
Non-Zero Minimum: 614
Maximum: 815
Non-Zero Weighted Average: 721
-----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 2 of 7

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Documentation Level                        Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
Limited                                      198     48,873,424.44        41.48                    53.67                    46.33
Full/Alt                                     178     38,253,980.15        32.47                    64.04                    35.96
No Documentation                              94     22,659,664.07        19.23                    63.59                    36.41
No Ratio                                      27      6,596,203.16         5.60                    49.88                    50.12
Stated Documentation                           6      1,430,349.91         1.21                    62.46                    37.54
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                          Weighted
                                                                           Average
                                                Weighted                  Original
                                                 Average       FICO        Subject
Documentation Level                           Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
Limited                                            6.009        721          69.21
Full/Alt                                           5.937        717          74.83
No Documentation                                   5.941        729          54.87
No Ratio                                           6.032        726          63.27
Stated Documentation                               5.950        701          59.05
-----------------------------------------------------------------------------------
Total:                                             5.973        721          67.82
-----------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
Original                                Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Loan-to-Value Ratio (%)                    Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                       6      1,128,238.45         0.96                    76.28                    23.72
30.01 - 35.00                                  8      1,469,029.24         1.25                    59.20                    40.80
35.01 - 40.00                                 11      2,522,288.67         2.14                    81.36                    18.64
40.01 - 45.00                                 17      3,919,938.10         3.33                    65.19                    34.81
45.01 - 50.00                                 23      5,419,563.43         4.60                    50.30                    49.70
50.01 - 55.00                                 30      7,599,892.15         6.45                    65.36                    34.64
55.01 - 60.00                                 36      9,581,805.66         8.13                    71.42                    28.58
60.01 - 65.00                                 61     15,858,634.14        13.46                    71.58                    28.42
65.01 - 70.00                                 42     10,040,054.58         8.52                    54.81                    45.19
70.01 - 75.00                                 47     12,690,035.69        10.77                    57.86                    42.14
75.01 - 80.00                                212     45,760,321.89        38.84                    51.99                    48.01
80.01 - 85.00                                  3        637,579.56         0.54                    65.93                    34.07
85.01 - 90.00                                  5        801,680.69         0.68                     4.86                    95.14
90.01 - 95.00                                  2        384,559.48         0.33                     0.00                   100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.82%
Maximum: 95.00%
Weighted Average by Current Balance:  67.82%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
                                               Weighted                  Original
Original                                        Average       FICO        Subject
Loan-to-Value Ratio (%)                      Coupon (%)      Score        LTV (%)
----------------------------------------------------------------------------------
<= 30.00                                          5.869        760          24.41
30.01 - 35.00                                     5.954        754          32.41
35.01 - 40.00                                     5.843        730          37.38
40.01 - 45.00                                     5.971        715          42.54
45.01 - 50.00                                     6.008        725          47.99
50.01 - 55.00                                     5.941        733          52.70
55.01 - 60.00                                     5.888        728          57.33
60.01 - 65.00                                     5.895        720          63.71
65.01 - 70.00                                     5.982        711          68.86
70.01 - 75.00                                     5.987        723          73.69
75.01 - 80.00                                     6.012        719          79.67
80.01 - 85.00                                     6.110        704          83.22
85.01 - 90.00                                     6.306        675          89.70
90.01 - 95.00                                     6.423        765          94.91
----------------------------------------------------------------------------------
Total:                                            5.973        721          67.82
----------------------------------------------------------------------------------
Minimum: 8.82%
Maximum: 95.00%
Weighted Average by Current Balance:  67.82%
----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 3 of 7

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
Coverage on Loans with Original         Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Loan-to-Value Ratios above 80%             Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
Y                                             10      1,823,819.73       100.00                    25.18                    74.82
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        10      1,823,819.73       100.00                    25.18                    74.82
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                           Average
                                                 Weighted                 Original
Coverage on Loans with Original                   Average      FICO        Subject
Loan-to-Value Ratios above 80%                 Coupon (%)     Score        LTV (%)
-----------------------------------------------------------------------------------
Y                                                   6.262       704          88.53
-----------------------------------------------------------------------------------
Total:                                              6.262       704          88.53
-----------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
Geographic                                    of           Balance   Balance of       Allocation Group 4       Allocation Group 5
Distribution                            Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
by Balance                                 Loans           Group 4      Group 4        Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
California                                   198     54,322,027.63        46.11                    61.56                    38.44
Arizona                                       52     10,797,826.43         9.17                    55.91                    44.09
Florida                                       44      8,995,246.59         7.64                    48.76                    51.24
Washington                                    36      7,960,996.92         6.76                    75.41                    24.59
Texas                                         30      5,740,289.13         4.87                    63.29                    36.71
New York                                      15      4,319,518.22         3.67                    39.25                    60.75
Colorado                                      14      3,402,930.88         2.89                    56.11                    43.89
Nevada                                        14      3,184,961.34         2.70                    56.06                    43.94
Oregon                                        14      2,137,450.23         1.81                    67.77                    32.23
Virginia                                       9      2,035,596.50         1.73                    59.78                    40.22
Other                                         77     14,916,777.86        12.66                    52.07                    47.93
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
---------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  36
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
Geographic                                        Weighted                 Original
Distribution                                       Average      FICO        Subject
by Balance                                      Coupon (%)     Score        LTV (%)
------------------------------------------------------------------------------------
California                                           5.954       725          61.53
Arizona                                              6.008       713          72.72
Florida                                              6.042       708          70.81
Washington                                           5.873       721          73.85
Texas                                                5.934       713          79.91
New York                                             6.102       727          69.44
Colorado                                             5.979       719          73.38
Nevada                                               5.977       708          70.39
Oregon                                               5.911       729          74.72
Virginia                                             5.951       737          64.60
Other                                                6.015       725          74.65
------------------------------------------------------------------------------------
Total:                                               5.973       721          67.82
------------------------------------------------------------------------------------
Number of States Represented:  36
------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Purpose                                    Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          285     68,529,700.28        58.17                    59.52                    40.48
Purchase                                     139     32,355,046.77        27.46                    56.28                    43.72
Refinance - Rate Term                         79     16,928,874.68        14.37                    60.97                    39.03
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                  Weighted                 Original
                                                   Average      FICO        Subject
Purpose                                         Coupon (%)     Score        LTV (%)
------------------------------------------------------------------------------------
Refinance - Cashout                                  5.969       716          64.56
Purchase                                             5.984       735          74.73
Refinance - Rate Term                                5.966       716          67.79
------------------------------------------------------------------------------------
Total:                                               5.973       721          67.82
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 4 of 7

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Property Type                              Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      321     74,371,297.54        63.13                    56.71                    43.29
Planned Unit Development                     123     28,481,127.55        24.17                    63.81                    36.19
Condominium                                   39      8,580,479.48         7.28                    62.19                    37.81
2 Family                                      16      5,192,770.63         4.41                    59.80                    40.20
3 Family                                       2        724,261.99         0.61                    73.10                    26.90
4 Family                                       1        388,000.00         0.33                     0.00                   100.00
Townhouse                                      1         75,684.54         0.06                     0.00                   100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                          Weighted
                                                                           Average
                                                Weighted                  Original
                                                 Average       FICO        Subject
Property Type                                 Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
Single Family Residence                            5.982        721          67.18
Planned Unit Development                           5.940        721          70.35
Condominium                                        5.963        717          70.14
2 Family                                           5.992        729          60.00
3 Family                                           5.884        696          56.49
4 Family                                           6.625        782          77.60
Townhouse                                          6.375        731          80.00
-----------------------------------------------------------------------------------
Total:                                             5.973        721          67.82
-----------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Occupancy                                  Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
Primary                                      490    114,423,834.91        97.12                    58.55                    41.45
Second Home                                   13      3,389,786.82         2.88                    68.58                    31.42
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average       FICO        Subject
Occupancy                                      Coupon (%)      Score        LTV (%)
------------------------------------------------------------------------------------
Primary                                             5.975        721          67.86
Second Home                                         5.907        726          66.45
------------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
Remaining Term                          Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
to Stated Maturity                         Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
238 - 240                                      5        592,814.64         0.50                    54.78                    45.22
337 - 339                                      1        128,758.37         0.11                     0.00                   100.00
349 - 351                                      1        271,200.00         0.23                     0.00                   100.00
352 - 354                                      1        168,000.00         0.14                    75.00                    25.00
355 - 357                                     48     10,999,385.29         9.34                    78.13                    21.87
358 - 360                                    447    105,653,463.43        89.68                    57.05                    42.95
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 238
Maximum: 360
Weighted Average:   358
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                          Weighted
                                                                           Average
                                                Weighted                  Original
Remaining Term                                   Average       FICO        Subject
to Stated Maturity                            Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
238 - 240                                          6.011        683          74.73
337 - 339                                          6.750        680          90.00
349 - 351                                          6.250        685          80.00
352 - 354                                          5.875        676          80.00
355 - 357                                          5.879        723          71.97
358 - 360                                          5.981        722          67.27
-----------------------------------------------------------------------------------
Total:                                             5.973        721          67.82
-----------------------------------------------------------------------------------
Minimum: 238
Maximum: 360
Weighted Average:   358
-----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 5 of 7

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Product Type                               Loans           Group 4      Group 4        Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
Fixed 20                                       5        592,814.64         0.50                    54.78                    45.22
Fixed 30                                     248     53,906,979.29        45.76                    59.48                    40.52
Fixed 30 - IO 10 Yrs                         247     62,583,427.80        53.12                    58.92                    41.08
Fixed 30 - IO 5 Yrs                            3        730,400.00         0.62                     7.89                    92.11
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average       FICO        Subject
Product Type                                   Coupon (%)      Score        LTV (%)
------------------------------------------------------------------------------------
Fixed 20                                            6.011        683          74.73
Fixed 30                                            5.981        714          70.07
Fixed 30 - IO 10 Yrs                                5.963        729          65.87
Fixed 30 - IO 5 Yrs                                 6.211        681          63.09
------------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Interest Only                              Loans           Group 4      Group 4        Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
N                                            253     54,499,793.93        46.26                    59.43                    40.57
Y                                            250     63,313,827.80        53.74                    58.34                    41.66
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average       FICO        Subject
Interest Only                                  Coupon (%)      Score        LTV (%)
------------------------------------------------------------------------------------
N                                                   5.981        713          70.12
Y                                                   5.966        728          65.83
------------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Prepayment Penalty Flag                    Loans           Group 4      Group 4        Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
N                                            133     33,295,081.42        28.26                    58.78                    41.22
Y                                            370     84,518,540.31        71.74                    58.86                    41.14
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average       FICO        Subject
Prepayment Penalty Flag                        Coupon (%)      Score        LTV (%)
------------------------------------------------------------------------------------
N                                                   5.973        731          65.70
Y                                                   5.973        718          68.65
------------------------------------------------------------------------------------
Total:                                              5.973        721          67.82
------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 6 of 7

                                                                MORGAN STANLEY
                                                                   503 records
MSM 2005-10; Group 4                                      Balance: 117,813,622
==============================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                             Total         % of
                                          Number           Current    Aggregate          % of Collateral          % of Collateral
                                              of           Balance   Balance of       Allocation Group 4       Allocation Group 5
                                        Mortgage           of Loan         Loan   by Applicable Fraction   by Applicable Fraction
Prepayment Penalty Term                    Loans           Group 4      Group 4        Principal Balance        Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
0                                            133     33,295,081.42        28.26                    58.78                    41.22
4                                              1        354,250.00         0.30                    75.00                    25.00
6                                             18      5,383,025.60         4.57                    57.15                    42.85
12                                             1        208,000.00         0.18                    25.00                    75.00
24                                             1        292,000.00         0.25                   100.00                     0.00
36                                           261     59,196,950.95        50.25                    57.72                    42.28
60                                            88     19,084,313.76        16.20                    62.34                    37.66
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       503    117,813,621.73       100.00                    58.84                    41.16
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                                          Weighted
                                                                           Average
                                                Weighted                  Original
                                                 Average       FICO        Subject
Prepayment Penalty Term                       Coupon (%)      Score        LTV (%)
-----------------------------------------------------------------------------------
0                                                  5.973        731          65.70
4                                                  5.875        710          65.00
6                                                  5.983        726          65.84
12                                                 6.125        673          80.00
24                                                 6.125        760          81.11
36                                                 5.979        720          68.31
60                                                 5.950        708          70.27
-----------------------------------------------------------------------------------
Total:                                             5.973        721          67.82
-----------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 14, 2005 15:56                                                 Page 7 of 7

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
        Mortgage Rates (%)                Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                               358                 65,496,401.87                  94.48                85,568,192.50
6.001 - 6.500                                60                  3,824,936.25                   5.52                14,423,744.94
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.125%
Weighted Average: 5.858%
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
        Mortgage Rates (%)                     Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
5.501 - 6.000                                       5.842       727           66.02
6.001 - 6.500                                       6.125       726           70.95
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.125%
Weighted Average: 5.858%
------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Net Coupon (%)                            Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                               123                 28,884,692.84                  41.67                28,884,692.84
5.501 - 6.000                               295                 40,436,645.28                  58.33                71,107,244.60
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 5.875%
Weighted Average: 5.606%
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Net Coupon (%)                                 Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
5.001 - 5.500                                       5.752       729           65.60
5.501 - 6.000                                       5.933       725           66.78
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 5.875%
Weighted Average: 5.606%
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 1 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
Current Mortgage Loan                  Mortgage                      Based on               Based on                    Regard to
Principal Balance ($)                     Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                            11                    597,810.62                   0.86                   880,117.57
100,000.01 - 200,000.00                     135                 15,083,406.59                  21.76                21,029,341.25
200,000.01 - 300,000.00                     158                 26,368,135.83                  38.04                39,478,398.07
300,000.01 - 400,000.00                     112                 26,442,906.08                  38.15                37,645,001.55
400,000.01 - 500,000.00                       1                    439,079.00                   0.63                   439,079.00
500,000.01 - 600,000.00                       1                    390,000.00                   0.56                   520,000.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 55,882.79
Maximum: 520,000.00
Average: 239,215.16
Average by Applicable Fraction: 266,773.79
Total: 99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
Current Mortgage Loan                             Average      FICO         Subject
Principal Balance ($)                          Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
0.01 - 100,000.00                                   5.877       720           59.02
100,000.01 - 200,000.00                             5.846       726           67.41
200,000.01 - 300,000.00                             5.869       723           68.17
300,000.01 - 400,000.00                             5.855       732           64.20
400,000.01 - 500,000.00                             5.750       724           52.38
500,000.01 - 600,000.00                             5.875       711           65.00
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------
Minimum: 55,882.79
Maximum: 520,000.00
Average: 239,215.16
Average by Applicable Fraction: 266,773.79
Total: 99,991,937.44
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 2 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                          Number                      Group 4                Group 4               Mortgage Loans
                                              of               Mortgage Loans         Mortgage Loans                      Without
FICO                                    Mortgage                     Based on               Based on                    Regard to
Score                                      Loans      Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
601 - 625                                      3                   572,129.23                   0.83                   625,824.43
626 - 650                                     19                 2,893,275.11                   4.17                 4,585,677.93
651 - 675                                     40                 6,123,753.07                   8.83                 9,444,903.44
676 - 700                                     78                11,655,173.70                  16.81                17,683,913.71
701 - 725                                     71                12,182,064.54                  17.57                17,191,347.00
726 - 750                                     77                12,460,640.91                  17.98                17,400,072.59
751 - 775                                     68                12,372,727.30                  17.85                17,682,147.25
776 - 800                                     47                 8,552,966.93                  12.34                11,692,153.48
801 - 825                                     15                 2,508,607.33                   3.62                 3,685,897.61
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       418                69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 624
Maximum: 815
Non-Zero Weighted Average:  727
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                            Weighted
                                                                             Average
                                                  Weighted                  Original
FICO                                               Average      FICO         Subject
Score                                           Coupon (%)     Score         LTV (%)
-------------------------------------------------------------------------------------
601 - 625                                            5.785       625           67.85
626 - 650                                            5.901       638           67.27
651 - 675                                            5.870       663           66.60
676 - 700                                            5.864       689           68.13
701 - 725                                            5.847       714           69.56
726 - 750                                            5.856       738           64.03
751 - 775                                            5.861       762           66.53
776 - 800                                            5.846       789           62.50
801 - 825                                            5.850       805           62.61
-------------------------------------------------------------------------------------
Total:                                               5.858       727           66.29
-------------------------------------------------------------------------------------
Non-Zero Minimum: 624
Maximum: 815
Non-Zero Weighted Average:  727
-------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                          Number                      Group 4                Group 4               Mortgage Loans
                                              of               Mortgage Loans         Mortgage Loans                      Without
                                        Mortgage                     Based on               Based on                    Regard to
Documentation Level                        Loans      Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Limited                                      158                26,228,662.70                  37.84                39,498,525.38
Full/Alt                                     148                24,499,645.44                  35.34                33,419,851.71
No Documentation                              84                14,409,052.56                  20.79                20,354,161.47
No Ratio                                      23                 3,290,509.51                   4.75                 5,432,915.60
Stated Documentation                           5                   893,467.91                   1.29                 1,286,483.28
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       418                69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                            Weighted
                                                                             Average
                                                  Weighted                  Original
                                                   Average      FICO         Subject
Documentation Level                             Coupon (%)     Score         LTV (%)
-------------------------------------------------------------------------------------
Limited                                              5.876       726           66.57
Full/Alt                                             5.838       722           73.97
No Documentation                                     5.849       736           54.67
No Ratio                                             5.898       737           59.47
Stated Documentation                                 5.872       700           60.23
-------------------------------------------------------------------------------------
Total:                                               5.858       727           66.29
-------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 3 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                         Total                  % of                      Current
                                                                       Current             Aggregate                      Balance
                                                                       Balance            Balance of                of Collateral
                                                                 of Collateral            Collateral                      Group 4
                                          Number                       Group 4               Group 4               Mortgage Loans
                                              of                Mortgage Loans        Mortgage Loans                      Without
Original                                Mortgage                      Based on              Based on                    Regard to
Loan-to-Value Ratio (%)                    Loans       Applicable Fraction ($)   Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                       6                    860,649.54                  1.24                 1,128,238.45
30.01 - 35.00                                  7                    869,619.79                  1.25                 1,270,529.24
35.01 - 40.00                                 11                  2,052,154.06                  2.96                 2,522,288.67
40.01 - 45.00                                 15                  2,555,245.87                  3.69                 3,444,644.78
45.01 - 50.00                                 19                  2,725,792.53                  3.93                 4,392,913.43
50.01 - 55.00                                 29                  4,967,507.50                  7.17                 7,240,709.33
55.01 - 60.00                                 35                  6,843,427.30                  9.87                 9,485,675.66
60.01 - 65.00                                 55                 11,352,091.76                 16.38                14,717,944.89
65.01 - 70.00                                 33                  5,502,776.09                  7.94                 8,230,331.84
70.01 - 75.00                                 41                  7,342,966.99                 10.59                10,916,612.36
75.01 - 80.00                                164                 23,789,795.26                 34.32                35,937,503.09
80.01 - 85.00                                  2                    420,350.00                  0.61                   548,700.00
85.01 - 90.00                                  1                     38,961.43                  0.06                   155,845.70
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       418                 69,321,338.12                100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.82%
Maximum: 90.00%
Weighted Average by Current Balance: 66.29%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                            Weighted
                                                                             Average
                                                  Weighted                  Original
Original                                           Average      FICO         Subject
Loan-to-Value Ratio (%)                         Coupon (%)     Score         LTV (%)
-------------------------------------------------------------------------------------
<= 30.00                                             5.857       761           24.05
30.01 - 35.00                                        5.873       763           32.01
35.01 - 40.00                                        5.806       728           37.13
40.01 - 45.00                                        5.835       728           42.38
45.01 - 50.00                                        5.895       735           48.02
50.01 - 55.00                                        5.849       742           52.66
55.01 - 60.00                                        5.850       727           57.32
60.01 - 65.00                                        5.828       719           63.72
65.01 - 70.00                                        5.878       721           68.98
70.01 - 75.00                                        5.874       730           73.64
75.01 - 80.00                                        5.864       724           79.69
80.01 - 85.00                                        6.087       729           82.30
85.01 - 90.00                                        6.125       690           90.00
-------------------------------------------------------------------------------------
Total:                                               5.858       727           66.29
-------------------------------------------------------------------------------------
Minimum: 8.82%
Maximum: 90.00%
Weighted Average by Current Balance: 66.29%
-------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                         Total                  % of                      Current
                                                                       Current             Aggregate                      Balance
                                                                       Balance            Balance of                of Collateral
                                                                 of Collateral            Collateral                      Group 4
                                          Number                       Group 4               Group 4               Mortgage Loans
                                              of                Mortgage Loans        Mortgage Loans                      Without
Coverage on Loans with Original         Mortgage                      Based on              Based on                    Regard to
Loan-to-Value Ratios above 80%             Loans       Applicable Fraction ($)   Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Y                                              3                    459,311.43                100.00                   704,545.70
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         3                    459,311.43                100.00                   704,545.70
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                            Weighted
                                                                             Average
                                                  Weighted                  Original
Coverage on Loans with Original                    Average      FICO         Subject
Loan-to-Value Ratios above 80%                  Coupon (%)     Score         LTV (%)
-------------------------------------------------------------------------------------
Y                                                    6.090       726           82.95
-------------------------------------------------------------------------------------
Total:                                               6.090       726           82.95
-------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 4 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                          Number                      Group 4                Group 4               Mortgage Loans
Geographic                                    of               Mortgage Loans         Mortgage Loans                      Without
Distribution                            Mortgage                     Based on               Based on                    Regard to
by Balance                                 Loans      Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
California                                   174                33,439,502.70                  48.24                47,847,698.62
Arizona                                       40                 6,036,877.85                   8.71                 8,497,285.67
Washington                                    34                 6,003,578.57                   8.66                 7,623,796.92
Florida                                       34                 4,385,655.78                   6.33                 6,955,028.37
Texas                                         28                 3,633,213.13                   5.24                 5,472,095.99
New York                                      11                 1,695,215.16                   2.45                 3,275,934.74
Colorado                                      11                 1,909,242.19                   2.75                 2,768,653.23
Nevada                                        11                 1,785,597.08                   2.58                 2,583,076.35
Minnesota                                      8                 1,267,015.04                   1.83                 2,031,942.78
Oregon                                        12                 1,448,653.93                   2.09                 1,886,313.09
Other                                         55                 7,716,786.69                  11.13                11,050,111.68
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       418                69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 31
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                            Weighted
                                                                             Average
Geographic                                        Weighted                  Original
Distribution                                       Average      FICO         Subject
by Balance                                      Coupon (%)     Score         LTV (%)
-------------------------------------------------------------------------------------
California                                           5.858       728           60.20
Arizona                                              5.858       722           72.14
Washington                                           5.825       722           72.87
Florida                                              5.881       720           67.74
Texas                                                5.873       715           79.37
New York                                             5.934       756           67.42
Colorado                                             5.846       736           72.42
Nevada                                               5.871       706           67.57
Minnesota                                            5.850       732           78.43
Oregon                                               5.821       732           73.47
Other                                                5.851       730           70.61
-------------------------------------------------------------------------------------
Total:                                               5.858       727           66.29
-------------------------------------------------------------------------------------
Number of States Represented: 31
-------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                          Number                      Group 4                Group 4               Mortgage Loans
                                              of               Mortgage Loans         Mortgage Loans                      Without
                                        Mortgage                     Based on               Based on                    Regard to
Purpose                                    Loans      Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          239                40,790,286.34                  58.84                58,491,735.39
Purchase                                     116                18,208,775.70                  26.27                27,445,379.70
Refinance - Rate Term                         63                10,322,276.08                  14.89                14,054,822.35
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       418                69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                            Weighted
                                                                             Average
                                                  Weighted                  Original
                                                   Average      FICO         Subject
Purpose                                         Coupon (%)     Score         LTV (%)
-------------------------------------------------------------------------------------
Refinance - Cashout                                  5.858       722           63.11
Purchase                                             5.866       741           73.64
Refinance - Rate Term                                5.843       720           65.90
-------------------------------------------------------------------------------------
Total:                                               5.858       727           66.29
-------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 5 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Property Type                             Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     261                 42,176,680.09                  60.84                62,248,902.63
Planned Unit Development                    107                 18,174,051.73                  26.22                24,942,789.79
Condominium                                  35                  5,335,948.97                   7.70                 7,993,645.17
2 Family                                     13                  3,105,201.21                   4.48                 4,082,337.86
3 Family                                      2                    529,456.12                   0.76                   724,261.99
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Property Type                                  Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
Single Family Residence                             5.861       728           65.60
Planned Unit Development                            5.848       724           69.18
Condominium                                         5.873       722           70.24
2 Family                                            5.839       735           54.43
3 Family                                            5.842       699           51.87
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Occupancy                                 Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Primary                                     407                 66,996,640.54                  96.65                96,891,350.62
Second Home                                  11                  2,324,697.58                   3.35                 3,100,586.82
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Occupancy                                      Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
Primary                                             5.858       727           66.36
Second Home                                         5.856       721           64.42
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 6 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
Remaining Term                         Mortgage                      Based on               Based on                    Regard to
to Stated Maturity                        Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
238 - 240                                     3                    324,717.84                   0.47                   428,250.54
352 - 354                                     1                    126,000.00                   0.18                   168,000.00
355 - 357                                    44                  8,594,255.41                  12.40                 9,991,608.65
358 - 360                                   370                 60,276,364.87                  86.95                89,404,078.25
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 238
Maximum: 360
Weighted Average:   358
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
Remaining Term                                    Average      FICO         Subject
to Stated Maturity                             Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
238 - 240                                           5.845       680           70.37
352 - 354                                           5.875       676           80.00
355 - 357                                           5.803       731           71.71
358 - 360                                           5.865       726           65.47
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------
Minimum: 238
Maximum: 360
Weighted Average:   358
------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Product Type                              Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Fixed 20                                      3                    324,717.84                   0.47                   428,250.54
Fixed 30                                    200                 32,062,308.59                  46.25                44,193,056.75
Fixed 30 - IO 10 Yrs                        214                 36,876,711.69                  53.20                55,140,230.15
Fixed 30 - IO 5 Yrs                           1                     57,600.00                   0.08                   230,400.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Product Type                                   Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
Fixed 20                                            5.845       680           70.37
Fixed 30                                            5.845       720           68.47
Fixed 30 - IO 10 Yrs                                5.868       733           64.34
Fixed 30 - IO 5 Yrs                                 6.125       688           80.00
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 7 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Interest Only                             Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
N                                           203                 32,387,026.43                  46.72                44,621,307.29
Y                                           215                 36,934,311.69                  53.28                55,370,630.15
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Interest Only                                  Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
N                                                   5.845       720           68.49
Y                                                   5.869       733           64.37
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Prepayment Penalty Flag                   Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
N                                           115                 19,570,290.37                  28.23                29,539,630.60
Y                                           303                 49,751,047.75                  71.77                70,452,306.84
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Prepayment Penalty Flag                        Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
N                                                   5.869       735           63.57
Y                                                   5.853       723           67.36
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 8 of 9

                                                                MORGAN STANLEY
                                                                   418 records
MSM 2005-10; Collateral Allocation Group 4                 Balance: 99,991,937
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                        Total                   % of                      Current
                                                                      Current              Aggregate                      Balance
                                                                      Balance             Balance of                of Collateral
                                                                of Collateral             Collateral                      Group 4
                                         Number                       Group 4                Group 4               Mortgage Loans
                                             of                Mortgage Loans         Mortgage Loans                      Without
                                       Mortgage                      Based on               Based on                    Regard to
Prepayment Penalty Term                   Loans       Applicable Fraction ($)    Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
0                                           115                 19,570,290.37                  28.23                29,539,630.60
4                                             1                    265,687.50                   0.38                   354,250.00
6                                            16                  3,076,427.41                   4.44                 4,636,059.88
12                                            1                     52,000.00                   0.08                   208,000.00
24                                            1                    292,000.00                   0.42                   292,000.00
36                                          209                 34,167,899.49                  49.29                48,247,747.73
60                                           75                 11,897,033.35                  17.16                16,714,249.23
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      418                 69,321,338.12                 100.00                99,991,937.44
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                           Weighted
                                                                            Average
                                                 Weighted                  Original
                                                  Average      FICO         Subject
Prepayment Penalty Term                        Coupon (%)     Score         LTV (%)
------------------------------------------------------------------------------------
0                                                   5.869       735           63.57
4                                                   5.875       710           65.00
6                                                   5.872       724           65.40
12                                                  6.125       673           80.00
24                                                  6.125       760           81.11
36                                                  5.848       726           66.80
60                                                  5.853       716           69.13
------------------------------------------------------------------------------------
Total:                                              5.858       727           66.29
------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:28                                                 Page 9 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Mortgage Rates (%)                     Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                            236                 20,071,790.63                     41.39                56,975,499.66
6.001 - 6.500                            134                 25,938,493.35                     53.49                29,471,429.60
6.501 - 7.000                             10                  2,481,999.63                      5.12                 2,481,999.63
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 6.875%
Weighted Average: 6.138%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Mortgage Rates (%)                          Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
5.501 - 6.000                                    5.948       723           66.67
6.001 - 6.500                                    6.231       709           72.56
6.501 - 7.000                                    6.700       684           70.17
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 6.875%
Weighted Average: 6.138%
---------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Net Coupon (%)                         Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                            347                 41,657,550.84                     85.91                82,094,196.12
6.001 - 6.500                             32                  6,725,317.44                     13.87                 6,725,317.44
6.501 - 7.000                              1                    109,415.33                      0.23                   109,415.33
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.625%
Weighted Average: 5.888%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Net Coupon (%)                              Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
5.501 - 6.000                                    6.072       717           69.33
6.001 - 6.500                                    6.529       692           74.00
6.501 - 7.000                                    6.875       678           80.00
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.625%
Weighted Average: 5.888%
---------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 1 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
Current Mortgage Loan               Mortgage                      Based on                  Based on                    Regard to
Principal Balance ($)                  Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         20                  1,179,895.70                      2.43                 1,621,927.93
100,000.01 - 200,000.00                  122                 11,473,442.02                     23.66                19,135,585.16
200,000.01 - 300,000.00                  140                 18,920,201.10                     39.02                34,764,550.42
300,000.01 - 400,000.00                   96                 16,349,562.02                     33.72                32,447,682.61
400,000.01 - 500,000.00                    1                    439,182.77                      0.91                   439,182.77
500,000.01 - 600,000.00                    1                    130,000.00                      0.27                   520,000.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 59,753.52
Maximum: 520,000.00
Average: 234,023.50
Average by Applicable Fraction: 258,922.77
Total: 88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
Current Mortgage Loan                          Average      FICO         Subject
Principal Balance ($)                       Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
0.01 - 100,000.00                                6.246       717           71.34
100,000.01 - 200,000.00                          6.170       706           71.45
200,000.01 - 300,000.00                          6.123       707           71.43
300,000.01 - 400,000.00                          6.120       726           67.01
400,000.01 - 500,000.00                          6.375       744           80.00
500,000.01 - 600,000.00                          5.875       711           65.00
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------
Minimum: 59,753.52
Maximum: 520,000.00
Average: 234,023.50
Average by Applicable Fraction: 258,922.77
Total: 88,928,928.89
---------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 2 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                       Number                      Group 5                   Group 5               Mortgage Loans
                                           of               Mortgage Loans            Mortgage Loans                      Without
FICO                                 Mortgage                     Based on                  Based on                    Regard to
Score                                   Loans      Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
601 - 625                                   3                   429,376.12                      0.89                   590,461.71
626 - 650                                  24                 3,684,734.68                      7.60                 5,913,869.04
651 - 675                                  44                 6,564,033.03                     13.54                10,504,310.97
676 - 700                                  81                10,224,649.83                     21.09                17,173,369.85
701 - 725                                  67                 9,039,698.00                     18.64                15,287,718.07
726 - 750                                  68                 6,512,812.08                     13.43                14,536,825.83
751 - 775                                  50                 6,607,608.94                     13.63                13,462,824.83
776 - 800                                  33                 3,914,480.65                      8.07                 8,818,584.11
801 - 825                                  10                 1,514,890.28                      3.12                 2,640,964.48
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    380                48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 614
Maximum: 815
Non-Zero Weighted Average: 714
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
                                               Weighted                  Original
FICO                                            Average      FICO         Subject
Score                                        Coupon (%)     Score         LTV (%)
----------------------------------------------------------------------------------
601 - 625                                         6.364       619           79.63
626 - 650                                         6.265       640           67.70
651 - 675                                         6.187       663           70.38
676 - 700                                         6.152       688           72.52
701 - 725                                         6.140       712           71.74
726 - 750                                         6.080       739           66.95
751 - 775                                         6.072       764           68.23
776 - 800                                         6.095       788           69.42
801 - 825                                         6.084       806           66.20
----------------------------------------------------------------------------------
Total:                                            6.138       714           70.00
----------------------------------------------------------------------------------
Non-Zero Minimum: 614
Maximum: 815
Non-Zero Weighted Average: 714
----------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                       Number                      Group 5                   Group 5               Mortgage Loans
                                           of               Mortgage Loans            Mortgage Loans                      Without
                                     Mortgage                     Based on                  Based on                    Regard to
Documentation Level                     Loans      Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Limited                                   161                22,644,761.74                     46.70                39,892,924.89
Full/Alt                                  122                13,754,334.71                     28.36                25,432,375.22
No Documentation                           69                 8,250,611.51                     17.01                16,528,645.63
No Ratio                                   23                 3,305,693.65                      6.82                 5,966,957.14
Stated Documentation                        5                   536,882.00                      1.11                 1,108,026.01
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    380                48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
                                               Weighted                  Original
                                                Average      FICO         Subject
Documentation Level                          Coupon (%)     Score         LTV (%)
----------------------------------------------------------------------------------
Limited                                           6.163       716           72.27
Full/Alt                                          6.113       709           76.36
No Documentation                                  6.101       716           55.21
No Ratio                                          6.165       715           67.05
Stated Documentation                              6.080       702           57.08
----------------------------------------------------------------------------------
Total:                                            6.138       714           70.00
----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 3 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                      Total                     % of                      Current
                                                                    Current                Aggregate                      Balance
                                                                    Balance               Balance of                of Collateral
                                                              of Collateral               Collateral                      Group 5
                                       Number                       Group 5                  Group 5               Mortgage Loans
                                           of                Mortgage Loans           Mortgage Loans                      Without
Original                             Mortgage                      Based on                 Based on                    Regard to
Loan-to-Value Ratio (%)                 Loans       Applicable Fraction ($)      Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                    4                    267,588.91                     0.55                   942,355.66
30.01 - 35.00                               6                    599,409.45                     1.24                 1,178,485.19
35.01 - 40.00                               5                    470,134.61                     0.97                 1,230,538.46
40.01 - 45.00                              12                  1,364,692.23                     2.81                 2,697,087.87
45.01 - 50.00                              19                  2,693,770.90                     5.56                 4,631,586.84
50.01 - 55.00                              20                  2,632,384.65                     5.43                 5,007,733.99
55.01 - 60.00                              27                  2,738,378.36                     5.65                 7,207,107.73
60.01 - 65.00                              36                  4,506,542.38                     9.29                 9,489,983.38
65.01 - 70.00                              34                  4,537,278.49                     9.36                 8,254,153.87
70.01 - 75.00                              39                  5,347,068.70                    11.03                10,464,193.93
75.01 - 80.00                             169                 21,970,526.63                    45.31                36,293,882.24
80.01 - 85.00                               2                    217,229.56                     0.45                   345,579.56
85.01 - 90.00                               5                    762,719.26                     1.57                   801,680.69
90.01 - 95.00                               2                    384,559.48                     0.79                   384,559.48
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    380                 48,492,283.61                   100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 18.18%
Maximum: 95.00%
Weighted Average by Current Balance: 70.00%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
                                               Weighted                  Original
Original                                        Average      FICO         Subject
Loan-to-Value Ratio (%)                      Coupon (%)     Score         LTV (%)
----------------------------------------------------------------------------------
<= 30.00                                          5.905       759           25.58
30.01 - 35.00                                     6.071       740           33.00
35.01 - 40.00                                     6.005       738           38.48
40.01 - 45.00                                     6.225       690           42.84
45.01 - 50.00                                     6.122       715           47.95
50.01 - 55.00                                     6.114       714           52.78
55.01 - 60.00                                     5.984       730           57.35
60.01 - 65.00                                     6.065       725           63.67
65.01 - 70.00                                     6.110       699           68.72
70.01 - 75.00                                     6.142       713           73.76
75.01 - 80.00                                     6.172       713           79.64
80.01 - 85.00                                     6.153       656           85.00
85.01 - 90.00                                     6.315       675           89.69
90.01 - 95.00                                     6.423       765           94.91
----------------------------------------------------------------------------------
Total:                                            6.138       714           70.00
----------------------------------------------------------------------------------
Minimum: 18.18%
Maximum: 95.00%
Weighted Average by Current Balance: 70.00%
----------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                      Total                     % of                      Current
                                                                    Current                Aggregate                      Balance
                                                                    Balance               Balance of                of Collateral
                                                              of Collateral               Collateral                      Group 5
                                       Number                       Group 5                  Group 5               Mortgage Loans
                                           of                Mortgage Loans           Mortgage Loans                      Without
Coverage on Loans with Original      Mortgage                      Based on                 Based on                    Regard to
Loan-to-Value Ratios above 80%          Loans       Applicable Fraction ($)      Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Y                                           9                  1,364,508.30                   100.00                 1,531,819.73
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      9                  1,364,508.30                   100.00                 1,531,819.73
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
                                               Weighted                  Original
Coverage on Loans with Original                 Average      FICO         Subject
Loan-to-Value Ratios above 80%               Coupon (%)     Score         LTV (%)
----------------------------------------------------------------------------------
Y                                                 6.320       697           90.41
----------------------------------------------------------------------------------
Total:                                            6.320       697           90.41
----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 4 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                       Number                      Group 5                   Group 5               Mortgage Loans
Geographic                                 of               Mortgage Loans            Mortgage Loans                      Without
Distribution                         Mortgage                     Based on                  Based on                    Regard to
by Balance                              Loans      Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
California                                145                20,882,524.93                     43.06                40,383,800.42
Arizona                                    41                 4,760,948.58                      9.82                 8,483,178.09
Florida                                    36                 4,609,590.81                      9.51                 7,630,665.09
Texas                                      25                 2,107,076.00                      4.35                 4,658,234.68
Washington                                 22                 1,957,418.35                      4.04                 4,509,808.28
New York                                   14                 2,624,303.06                      5.41                 4,059,518.22
Colorado                                   10                 1,493,688.69                      3.08                 2,523,332.89
Nevada                                     11                 1,399,364.26                      2.89                 2,465,411.61
Minnesota                                   5                   764,927.74                      1.58                 1,357,671.78
Oregon                                      8                   688,796.30                      1.42                 1,303,308.87
Other                                      63                 7,203,644.89                     14.86                11,553,998.96
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    380                48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 34
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
Geographic                                     Weighted                  Original
Distribution                                    Average      FICO         Subject
by Balance                                   Coupon (%)     Score         LTV (%)
----------------------------------------------------------------------------------
California                                        6.108       719           63.66
Arizona                                           6.197       702           73.46
Florida                                           6.194       696           73.73
Texas                                             6.038       711           80.85
Washington                                        6.020       717           76.85
New York                                          6.210       708           70.74
Colorado                                          6.148       698           74.61
Nevada                                            6.113       710           74.00
Minnesota                                         6.084       737           76.28
Oregon                                            6.100       723           77.36
Other                                             6.195       720           75.31
----------------------------------------------------------------------------------
Total:                                            6.138       714           70.00
----------------------------------------------------------------------------------
Number of States Represented: 34
----------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                       Number                      Group 5                   Group 5               Mortgage Loans
                                           of               Mortgage Loans            Mortgage Loans                      Without
                                     Mortgage                     Based on                  Based on                    Regard to
Purpose                                 Loans      Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                       213                27,739,413.94                     57.20                51,377,659.19
Purchase                                  109                14,146,271.07                     29.17                25,136,536.65
Refinance - Rate Term                      58                 6,606,598.60                     13.62                12,414,733.05
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    380                48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                                         Weighted
                                                                          Average
                                               Weighted                  Original
                                                Average      FICO         Subject
Purpose                                      Coupon (%)     Score         LTV (%)
----------------------------------------------------------------------------------
Refinance - Cashout                               6.133       708           66.70
Purchase                                          6.137       728           76.13
Refinance - Rate Term                             6.158       708           70.74
----------------------------------------------------------------------------------
Total:                                            6.138       714           70.00
----------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 5 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Property Type                          Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                  250                 32,194,617.45                     66.39                58,080,401.09
Planned Unit Development                  88                 10,307,075.82                     21.26                20,443,101.83
Condominium                               28                  3,244,530.51                      6.69                 5,953,934.70
2 Family                                  11                  2,087,569.42                      4.30                 3,598,194.98
3 Family                                   1                    194,805.87                      0.40                   389,611.75
4 Family                                   1                    388,000.00                      0.80                   388,000.00
Townhouse                                  1                     75,684.54                      0.16                    75,684.54
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Property Type                               Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
Single Family Residence                          6.141       713           69.24
Planned Unit Development                         6.101       715           72.40
Condominium                                      6.112       709           69.99
2 Family                                         6.219       719           68.27
3 Family                                         6.000       686           69.03
4 Family                                         6.625       782           77.60
Townhouse                                        6.375       731           80.00
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Occupancy                              Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Primary                                  369                 47,427,194.37                     97.80                86,115,371.93
Second Home                               11                  1,065,089.24                      2.20                 2,813,556.96
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Occupancy                                   Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
Primary                                          6.140       713           69.98
Second Home                                      6.019       735           70.89
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 6 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
Remaining Term                      Mortgage                      Based on                  Based on                    Regard to
to Stated Maturity                     Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
238 - 240                                  4                    268,096.80                      0.55                   449,458.18
337 - 339                                  1                    128,758.37                      0.27                   128,758.37
349 - 351                                  1                    271,200.00                      0.56                   271,200.00
352 - 354                                  1                     42,000.00                      0.09                   168,000.00
355 - 357                                 23                  2,405,129.88                      4.96                 5,539,716.86
358 - 360                                350                 45,377,098.56                     93.58                82,371,795.48
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 238
Maximum: 360
Weighted Average: 358
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
Remaining Term                                 Average      FICO         Subject
to Stated Maturity                          Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
238 - 240                                        6.212       688           80.00
337 - 339                                        6.750       680           90.00
349 - 351                                        6.250       685           80.00
352 - 354                                        5.875       676           80.00
355 - 357                                        6.148       695           72.92
358 - 360                                        6.134       715           69.66
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------
Minimum: 238
Maximum: 360
Weighted Average: 358
---------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Product Type                           Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
Fixed 20                                   4                    268,096.80                      0.55                   449,458.18
Fixed 30                                 183                 21,844,670.70                     45.05                39,656,494.35
Fixed 30 - IO 10 Yrs                     190                 25,706,716.11                     53.01                48,092,576.36
Fixed 30 - IO 5 Yrs                        3                    672,800.00                      1.39                   730,400.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Product Type                                Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
Fixed 20                                         6.212       688           80.00
Fixed 30                                         6.180       704           72.43
Fixed 30 - IO 10 Yrs                             6.099       723           68.05
Fixed 30 - IO 5 Yrs                              6.218       681           61.64
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 7 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Interest Only                          Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
N                                        187                 22,112,767.50                     45.60                40,105,952.53
Y                                        193                 26,379,516.11                     54.40                48,822,976.36
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Interest Only                               Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
N                                                6.180       704           72.52
Y                                                6.102       722           67.89
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Prepayment Penalty Flag                Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
N                                        107                 13,724,791.05                     28.30                26,679,253.29
Y                                        273                 34,767,492.56                     71.70                62,249,675.60
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Prepayment Penalty Flag                     Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
N                                                6.120       725           68.74
Y                                                6.144       709           70.50
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 8 of 9

                                                                MORGAN STANLEY
                                                                   380 records
MSM 2005-10; Collateral Allocation Group 5                 Balance: 88,928,929
==============================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                                                     Total                      % of                      Current
                                                                   Current                 Aggregate                      Balance
                                                                   Balance                Balance of                of Collateral
                                                             of Collateral                Collateral                      Group 5
                                      Number                       Group 5                   Group 5               Mortgage Loans
                                          of                Mortgage Loans            Mortgage Loans                      Without
                                    Mortgage                      Based on                  Based on                    Regard to
Prepayment Penalty Term                Loans       Applicable Fraction ($)       Applicable Fraction      Applicable Fraction ($)
---------------------------------------------------------------------------------------------------------------------------------
0                                        107                 13,724,791.05                     28.30                26,679,253.29
4                                          1                     88,562.50                      0.18                   354,250.00
6                                         16                  2,306,598.19                      4.76                 4,692,525.60
12                                         1                    156,000.00                      0.32                   208,000.00
36                                       190                 25,029,051.46                     51.61                42,615,266.40
60                                        65                  7,187,280.41                     14.82                14,379,633.60
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   380                 48,492,283.61                    100.00                88,928,928.89
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                        Weighted
                                                                         Average
                                              Weighted                  Original
                                               Average      FICO         Subject
Prepayment Penalty Term                     Coupon (%)     Score         LTV (%)
---------------------------------------------------------------------------------
0                                                6.120       725           68.74
4                                                5.875       710           65.00
6                                                6.132       729           66.43
12                                               6.125       673           80.00
36                                               6.157       712           70.36
60                                               6.109       694           72.14
---------------------------------------------------------------------------------
Total:                                           6.138       714           70.00
---------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 15, 2005 11:29                                                 Page 8 of 9

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Mortgage Rates (%)                       Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                8         1,716,191.27           4.04            5.463            739        80.00
5.501 - 6.000                              121        21,834,939.62          51.37            5.859            743        78.15
6.001 - 6.500                               94        16,259,811.75          38.25            6.297            727        78.76
6.501 - 7.000                               12         2,187,332.05           5.15            6.774            721        81.41
7.001 - 7.500                                3           508,420.47           1.20            7.249            700        81.88
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.375%
Weighted Average: 6.074%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Net Coupon (%)                           Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                               41         8,184,367.56          19.25            5.653            746        78.22
5.501 - 6.000                              143        23,698,170.43          55.75            6.014            735        78.54
6.001 - 6.500                               47         9,332,187.95          21.95            6.459            730        79.11
6.501 - 7.000                                6         1,199,310.89           2.82            7.047            709        80.80
7.001 - 7.500                                1            92,658.33           0.22            7.375            687        80.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 7.125%
Weighted Average: 5.824%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 1 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
Current Mortgage Loan                 Mortgage        of Collateral        Current          Average        Average      Subject
Principal Balance ($)                    Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                           39         3,051,301.48           7.18            6.205            720        79.30
100,000.01 - 200,000.00                    123        17,787,973.38          41.85            6.049            733        78.65
200,000.01 - 300,000.00                     49        12,328,452.23          29.00            5.977            745        79.20
300,000.01 - 400,000.00                     26         8,690,146.47          20.44            6.186            733        78.14
600,000.01 - 700,000.00                      1           648,821.60           1.53            6.500            722        73.45
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 45,475.66
Maximum: 648,821.60
Average: 178,599.56
Total: 42,506,695.16
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
FICO                                  Mortgage        of Collateral        Current          Average        Average      Subject
Score                                    Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Below 600                                    1           141,872.89           0.33            6.000            474        79.99
601 - 625                                    1            79,056.41           0.19            6.500            620        80.00
626 - 650                                    2           287,291.90           0.68            6.648            629        77.65
651 - 675                                   18         2,610,194.30           6.14            6.125            666        79.95
676 - 700                                   34         5,643,433.26          13.28            6.109            689        77.31
701 - 725                                   36         7,088,761.03          16.68            6.263            713        78.76
726 - 750                                   57         9,992,552.39          23.51            6.064            738        79.74
751 - 775                                   52         9,676,190.19          22.76            5.980            762        78.23
776 - 800                                   30         5,698,972.44          13.41            5.941            786        77.97
801 - 825                                    7         1,288,370.35           3.03            6.010            810        79.67
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 474
Maximum: 814
Non-Zero Weighted Average: 735
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 2 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Documentation Level                      Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Full/Alt                                   157        23,565,127.69          55.44            6.009            734        79.22
Limited                                     81        18,941,567.47          44.56            6.155            737        77.99
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
Original                              Mortgage        of Collateral        Current          Average        Average      Subject
Loan-to-Value Ratio (%)                  Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                1           138,715.87           0.33            5.875            696        32.36
35.01 - 40.00                                1           112,918.72           0.27            5.875            776        39.02
40.01 - 45.00                                1           124,984.89           0.29            5.875            766        41.67
55.01 - 60.00                                3           744,588.62           1.75            5.982            717        59.18
60.01 - 65.00                                1           359,600.00           0.85            5.750            723        62.54
65.01 - 70.00                                6         1,042,711.33           2.45            5.846            767        68.88
70.01 - 75.00                                7         1,879,156.30           4.42            6.291            736        73.14
75.01 - 80.00                              213        37,129,739.23          87.35            6.070            735        79.89
80.01 - 85.00                                1           127,257.41           0.30            6.250            676        85.00
85.01 - 90.00                                3           612,455.61           1.44            6.513            734        89.99
90.01 - 95.00                                1           234,567.18           0.55            5.875            746        92.71
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 32.36%
Maximum: 92.71%
Weighted Average by Current Balance: 78.67%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 3 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
Combined                                    of              Balance          Total         Weighted       Weighted     Original
Original                              Mortgage        of Collateral        Current          Average        Average      Subject
Loan-to-Value Ratio (%)                  Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                1           138,715.87           0.33            5.875            696        32.36
35.01 - 40.00                                1           112,918.72           0.27            5.875            776        39.02
40.01 - 45.00                                1           124,984.89           0.29            5.875            766        41.67
55.01 - 60.00                                3           744,588.62           1.75            5.982            717        59.18
65.01 - 70.00                                3           365,324.54           0.86            5.729            775        67.58
70.01 - 75.00                                5         1,460,927.98           3.44            6.119            719        70.72
75.01 - 80.00                               33         6,188,154.89          14.56            5.889            743        79.76
80.01 - 85.00                                3           633,757.41           1.49            5.840            773        75.53
85.01 - 90.00                               12         2,788,180.87           6.56            6.103            734        82.05
90.01 - 95.00                                8         1,263,987.89           2.97            5.924            728        82.35
95.01 - 100.00                             168        28,685,153.48          67.48            6.130            734        79.61
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 32.36
Maximum: 100.00
Weighted Average by Original Balance:  93.52
Weighted Average by Current Balance:   93.52
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
Coverage on Loans with Original       Mortgage        of Collateral        Current          Average        Average      Subject
Loan-to-Value Ratios above 80%           Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Y                                            5           974,280.20         100.00            6.325            729        90.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                       5           974,280.20         100.00            6.325            729        90.00
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 4 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
Geographic                                  of              Balance          Total         Weighted       Weighted     Original
Distribution                          Mortgage        of Collateral        Current          Average        Average      Subject
by Balance                               Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
California                                  34        10,238,857.56          24.09            6.108            738        76.58
Washington                                  44         7,234,335.81          17.02            5.909            743        78.76
Michigan                                    22         2,766,112.85           6.51            6.129            735        79.05
Oregon                                      13         2,022,779.38           4.76            6.039            747        78.62
New York                                     8         1,977,336.45           4.65            6.157            760        79.22
Texas                                       16         1,958,725.76           4.61            6.051            726        79.99
Colorado                                     8         1,470,828.69           3.46            5.933            730        79.89
Arizona                                      7         1,393,014.74           3.28            6.022            704        75.24
Florida                                      6         1,367,122.79           3.22            6.241            724        85.14
Minnesota                                    7         1,323,216.93           3.11            5.964            740        79.41
Other                                       73        10,754,364.20          25.30            6.152            729        79.53
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  32
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Purpose                                  Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Purchase                                   238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Property Type                            Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    175        31,328,688.54          73.70            6.053            734        78.50
Planned Unit Development                    34         5,992,029.96          14.10            6.103            734        80.61
Condominium                                 20         2,851,659.76           6.71            6.120            742        77.05
2 Family                                     7         1,598,078.66           3.76            6.136            752        79.73
4 Family                                     1           648,821.60           1.53            6.500            722        73.45
Townhouse                                    1            87,416.64           0.21            5.750            732        80.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 5 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Occupancy                                Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Primary                                    238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
Remaining Term                        Mortgage        of Collateral        Current          Average        Average      Subject
to Stated Maturity                       Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
352 - 354                                    3           522,937.31           1.23            5.915            749        74.11
355 - 357                                   30         4,959,027.40          11.67            5.898            746        79.79
358 - 360                                  205        37,024,730.45          87.10            6.100            734        78.59
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 359
Weighted Average:   358
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Product Type                             Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Fixed 30                                   142        21,804,037.52          51.30            6.089            734        79.06
Fixed 30 - IO 10 Yrs                        96        20,702,657.64          48.70            6.059            736        78.26
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 6 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Interest Only                            Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
N                                          142        21,804,037.52          51.30            6.089            734        79.06
Y                                           96        20,702,657.64          48.70            6.059            736        78.26
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Prepayment Penalty Flag                  Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
N                                          129        21,112,021.66          49.67            6.137            733        78.79
Y                                          109        21,394,673.50          50.33            6.012            737        78.55
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Prepayment Penalty Term                  Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
0                                          129        21,112,021.66          49.67            6.137            733        78.79
6                                            7         1,727,118.51           4.06            6.135            751        78.23
12                                           2           454,762.14           1.07            6.533            720        75.72
24                                           1            96,937.68           0.23            6.250            760        79.59
36                                          92        17,452,787.42          41.06            6.002            735        78.96
60                                           7         1,663,067.75           3.91            5.837            749        75.29
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 7 of 8

                                                                MORGAN STANLEY
                                                                   238 records
Nov. Affordable Housing Fixed                              Balance: 42,506,695
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                              Total                                                    Weighted
                                        Number              Current           % of                                      Average
                                            of              Balance          Total         Weighted       Weighted     Original
                                      Mortgage        of Collateral        Current          Average        Average      Subject
Silent Seconds                           Loans                  ($)    Balance (%)       Coupon (%)           FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
N                                           51         9,750,295.71          22.94            5.973            738        76.40
Y                                          187        32,756,399.45          77.06            6.104            734        79.35
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     238        42,506,695.16         100.00            6.074            735        78.67
-------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Nov 21, 2005 19:09                                                 Page 8 of 8